(ICON)

Prudential
Distressed
Securities
Fund, Inc.

SEMI
ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Distressed Securities Fund, Inc.

Performance At A Glance
During the six months ended May 31, 1999, concern about a potential economic downturn in the United States declined because the Federal Reserve took steps to protect the economy in the autumn of 1998. As a result, many investors sold conservative securities, such as U.S. Treasuries, and purchased riskier assets that provided higher yields. This trend helped to boost the prices of some bonds held by the Prudential Distressed Securities Fund. However, the Fund suffered losses on some of its small-cap stocks and did not own Internet-related shares that rallied sharply. Fund returns, therefore, significantly trailed the Lipper Average for the six months.

Cumulative Total Returns1                  As of 5/31/99

                             Six                   One                 Since
                           Months                  Year              Inception2
Class A                 5.14% (2.02)          -19.64% (-24.13)     14.74% (-4.69)
Class B                 4.78  (1.67)          -20.28  (-24.75)     12.04  (-6.98)
Class C                 4.78  (1.67)          -20.28  (-24.75)     12.04  (-6.98)
Lipper Capital
Appreciation Fund Avg.3    17.09                   17.54                62.82

Average Annual Total Returns1                      As of 3/31/99

                            One                     Since
                           Year                   Inception2
Class A               -27.32% (-30.87)           0.47% (-4.57)
Class B               -29.14  (-32.85)           0.77  (-4.40)
Class C               -25.90  (-29.57)           1.08  (-4.00)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, and C, 3/26/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Capital Appreciation Fund category.

How Investments Compared
(As of 3/31/99)
     (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report
-------------------------------------------------------------------------------
(PHOTOS)

George Edwards and Paul Price
Fund Managers

Investment Goals and Style
The Prudential Distressed Securities Fund seeks capital appreciation by investing in stocks and bonds of companies with operational or financial difficulties. Some of these companies may be in default or bankruptcy. The Fund will purchase securities that we believe are undervalued or temporarily out of favor despite the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
The Federal Reserve lent a helping hand
Prior to the beginning of our six-month reporting period on November 30, 1998, the Federal Reserve took decisive steps to prevent a global financial crisis from causing a recession in the United States that could have harmed the fragile world economy. The Fed reduced the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter percentage point three times--on September 29, October 15, and November 17--which left the key rate at 4.75%. Cutting this short-term rate stimulates economic growth by lowering borrowing costs. The rate reductions, therefore, prevented a potential recession and restored liquidity in the financial markets.

Demand for higher-yielding bonds benefited the Fund
Amid renewed confidence in the U.S. economy, many investors began to sell the most conservative government securities, such as U.S. Treasuries, and purchase corporate bonds, emerging market bonds, and higher-yielding assets. This trend, along with several positive developments in the distressed bond market, helped the Fund's performance during the six-month period.

For example, the Fund owned bonds of People's Choice TV that rallied after Sprint agreed to purchase the wireless cable company. Both Sprint and MCI WorldCom are buying wireless cable operators in order to have a way of providing their customers with local telephone service and quicker Internet access. The Fund also held bonds of Specialty Foods that gained in value following news that the baking company had reached an agreement to sell its subsidiary, H&M Food Systems Company, to IBP, Inc. That transaction was completed in April 1999.

Merger Proposal
The Directors have approved a proposal to merge the Fund into the Prudential High Yield Total Return Fund, which is also managed by George Edwards and Paul Price. The proposal must be approved by shareholders. If approved, the merger is expected to occur in August 1999. The Directors may be asked to consider a liquidation of the Fund if it is subsequently determined that a tax-free reorganization or merger is not desirable.

But small-cap stocks hurt the Fund's performance
Price appreciation in the Fund's bond portfolio was largely offset by sharp declines in the prices of some of its small-cap stocks. Throughout the six months, we maintained a nearly 50-50 split between bonds and stocks. In hindsight, we should have cut back on equities and added more debt securities.

Small companies are typically more vulnerable than larger companies during an economic recession. That is why small-cap stocks sold off sharply during 1998 amid concern that the global financial crisis would cause an economic downturn in the United States. However, their prices began to rebound in earnest during late spring of 1999 as investors, looking for bargains, turned to that sector of the U.S. equity market. The Russell 2000 Index, which tracks small company stocks, rose approximately 11% for the six months. But this trend did not benefit the Fund for two important reasons: the Russell 2000 Index at that time included many Internet-related stocks that rallied strongly, while the Fund held none; and the Fund's small-cap stocks also tend to have smaller market capitalizations than the average company found in the Russell 2000 Index and our benchmark Lipper Average. In addition, our small-cap stocks are generally not followed by Wall Street analysts. These differences worked against the Fund.

Credit Quality
Expressed as a percentage of total investments as of 5/31/99

B                 17%
Caa                9
Ca                 7
Not Rated         12
Cash Equivalents   5
Equity            50

Specific events, such as mergers and acquisitions, are usually the catalysts that fuel rallies in the Fund's stocks. For example, Waste Systems Inter-national common stock soared in mid-May after the company's revenues for the first three months of 1999 jumped substantially from the same period a year earlier due to acquisitions. In addition, Waste Systems International announced important acquisitions that the company believes will lead to strong revenue growth in the future. Waste Systems International common stock was the Fund's largest holding, accounting for 11.5% of its net assets as of May 31, 1999. By contrast, the price of Grand Union common stock--the Fund's fourth largest holding--finished the six-month period lower, despite the chain's strong operating performance in fiscal 1999, which ended in early April. Dr. Pepper Bottling Holdings common stock--the Fund's second largest position--finished the period with its price slightly lower.

Five Largest Holdings
Expressed as a percentage of net assets as of 5/31/99

Waste Systems Int'l, Inc.          11.5%
Waste Management

Dr. Pepper Bottling Holdings, Inc.  7.7
Beverages

Jordan Telecommunications           7.1
Products
Telecommunications

The Grand Union Co.                 6.2
Retail

Anker Coal Group, Inc.              6.0
Mining
                                   1

A Message to Our Shareholders                                     June 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments.
The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Distressed Securities Fund, Inc.

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.1%
COMMON STOCKS(a)--42.0%
------------------------------------------------------------
Beverages--7.7%
      12,500   Dr. Pepper Bottling Holdings, Inc.     $    351,563
------------------------------------------------------------
Casinos--3.3%
      20,357   Isle of Capri Casinos, Inc.                 144,407
       2,000   Nevada Gold & Casinos, Inc.                   6,000
                                                      ------------
                                                           150,407
------------------------------------------------------------
Consumer Goods & Services--2.7%
     122,000   Firearms Training Systems, Inc.             122,000
------------------------------------------------------------
Electronics--1.4%
      50,000   Electronic Retailing Systems
                 International, Inc.                        65,625
------------------------------------------------------------
Energy--3.5%
      29,000   Baycorp Holdings, Ltd.                      103,313
      28,675   Grant Geophysical, Inc.                      57,350
                                                      ------------
                                                           160,663
------------------------------------------------------------
Food Serving - Fast Foods
          50   AmeriKing, Inc.                               2,000
------------------------------------------------------------
Health Services--1.9%
      10,000   Columbia Laboratories, Inc.                  87,500
------------------------------------------------------------
Retail--8.6%
      27,751   Grand Union Co.                             284,448
      23,750   Samuels Jewelers, Inc.                      105,390
                                                      ------------
                                                           389,838
------------------------------------------------------------
Telecommunications--1.1%
       2,500   Jordan Telecommunications Products           50,000
Textiles & Apparel--0.3%
      13,304   Forstmann & Co., Inc.                  $     12,473
------------------------------------------------------------
Waste Management--11.5%
      76,760   Waste Systems International, Inc.           522,927
                                                      ------------
               Total common stocks
                 (cost $2,302,097)                       1,914,996
                                                      ------------
------------------------------------------------------------
PREFERRED STOCKS--7.1%
------------------------------------------------------------
Metals
       2,000   Geneva Steel Co.,(a)
                 Conv. Exch., 14.00%, Ser.B                  1,000
------------------------------------------------------------
Telecommunications--7.1%
         315   Jordan Telecommunication Products,
                 Conv. Exch., 13.25%, Ser.B                320,802
                                                      ------------
               Total preferred stocks
                 (cost $507,962)                           321,802
                                                      ------------
WARRANTS(a)
   Units
------------------------------------------------------------
Casinos
       2,968   Isle of Capri Casinos, Inc.,
                 expiring 3/5/01                                30
------------------------------------------------------------
Recreation
         250   TVN Entertainment Corp.,
                 expiring 8/1/08                                 0
                                                      ------------
               Total warrants
                 (cost $0)                                      30
                                                      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description                   Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--42.5%
------------------------------------------------------------
Air Transportation--0.8%
Caa2          $   100     Canadian Airlines Corp.,
                           Sr. Notes,
                           12.25%, 8/1/06                $    38,500
------------------------------------------------------------
Building & Related Industries--13.6%
B2                250     Clean Harbors, Inc.,
                           Sr. Notes,
                           12.50%, 5/15/01                   180,000
Caa               300     DeGeorge Home Alliance,
                           Inc.,
                           Sr. Notes,
                           12.00%, 4/1/01                     60,000
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  165,000
B3                250     The Presley Companies,
                           Sr. Notes,
                           12.50%, 7/1/01                    215,000
                                                         -----------
                                                             620,000
------------------------------------------------------------
Consumer Goods & Services--2.4%
B3                240     Grupo Azucarero Mexico
                           S.A.,(b)
                           Sr. Notes (Mexico),
                           11.50%, 1/15/05                   108,000
------------------------------------------------------------
Food & Beverage--3.2%
Ca                250     Specialty Foods Acquisition
                           Corp.,
                           Sr. Sec'd. Disc. Deb., Ser.
                           B
                           Zero Coupon (until
                           8/15/99),
                           13.00%, 8/15/05                    30,000
Caa               150     Sr. Sub, Notes, Ser. B
                           11.25%, 8/15/03                   117,000
                                                         -----------
                                                             147,000
Mining--6.0%
Ca            $   500     Anker Coal Group, Inc.,
                           Sr. Notes,
                           9.75%, 10/1/07                $   275,000
------------------------------------------------------------
Packaging--5.9%
NR                302     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                   268,768
------------------------------------------------------------
Recreation--4.7%
NR                250     TVN Entertainment Corp.,
                           Sr. Notes,
                           14.00%, 8/1/08                    212,500
------------------------------------------------------------
Telecommunications--0.1%
NR                 18     Scott Cable Communications,
                           Inc.,
                           Jr. Sub. PIK Notes,
                           16.00%, 7/18/02                     3,624
------------------------------------------------------------
Trucking & Shipping--1.9%
B3                250     TRISM, Inc.,
                           Sr. Sub. Notes,
                           10.75%, 12/15/00                   85,000
------------------------------------------------------------
Utilities--3.9%
Caa               250     Empire Gas Corp.,
                           Sr. Sec'd. Notes,
                           7.00% (until 7/15/99)
                           12.875%, 7/15/04                  175,625
                                                         -----------
                          Total corporate bonds
                           (cost $2,730,753)               1,934,017
                                                         -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description                   Value (Note 1)
------------------------------------------------------------
TRADE CLAIMS--1.5%
------------------------------------------------------------
Retail--1.5%
NR            $   284     Montgomery Ward Trade
                           Claim(a),
                           expires 1/1/49
                           (cost $99,312)                $    66,681
                                                         -----------
                          Total long-term investments
                           (cost $5,640,124)               4,237,526
                                                         -----------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.9%
------------------------------------------------------------
REPURCHASE AGREEMENT--4.9%
                  224     Joint Repurchase Agreement
                           Account,
                           4.80%, 6/1/99
                           (cost $224,000; Note 5)           224,000
                                                         -----------
------------------------------------------------------------
Total Investments--98.0%
                          (cost $5,864,124; Note 4)        4,461,526
                          Other assets in excess of
                           liabilities--2.0%                  90,846
                                                         -----------
                          Net Assets--100%               $ 4,552,372
                                                         -----------
                                                         -----------

---------------
(a) Non-income producing securities.
(b) US$ Denominated Foreign Bond.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities         PRUDENTIAL DISTRESSED
(Unaudited)                                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                            May 31, 1999
Investments, at value (cost $5,864,124)......................................................................      $ 4,461,526
Cash.........................................................................................................              988
Interest receivable..........................................................................................           91,213
Due from Manager.............................................................................................           32,918
Deferred expenses and other assets...........................................................................           25,431
                                                                                                                   ------------
   Total assets..............................................................................................        4,612,076
                                                                                                                   ------------
Liabilities
Accrued expenses.............................................................................................           52,127
Payable for Fund shares reacquired...........................................................................            5,000
Distribution fee payable.....................................................................................            2,577
                                                                                                                   ------------
   Total liabilities.........................................................................................           59,704
                                                                                                                   ------------
Net Assets...................................................................................................      $ 4,552,372
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $       398
   Paid-in capital in excess of par..........................................................................        5,763,477
                                                                                                                   ------------
                                                                                                                     5,763,875
   Undistributed net investment income.......................................................................          304,355
   Distribution in excess of net realized gain on investments................................................         (113,260)
   Net unrealized depreciation on investments................................................................       (1,402,598)
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $ 4,552,372
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($1,576,889 / 137,599 shares of common stock issued and outstanding)...................................           $11.46
   Maximum sales charge (5% of offering price)...............................................................              .60
                                                                                                                   ------------
   Maximum offering price to public..........................................................................           $12.06
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,277,364 / 199,290 shares of common stock issued and outstanding)...................................           $11.43
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, and redemption price per share
      ($698,119 / 61,082 shares of common stock issued and outstanding)......................................           $11.43
   Sales charge (1% of offering price).......................................................................              .12
                                                                                                                   ------------
   Offering price to public..................................................................................           $11.55
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                              May 31, 1999
Income
   Interest.....................................   $    282,177
   Dividends....................................         69,020
                                                   ------------
                                                        351,197
                                                   ------------
Expenses
   Management fee...............................         20,631
   Distribution fee--Class A....................          2,622
   Distribution fee--Class B....................         13,248
   Distribution fee--Class C....................          3,772
   Custodian's fees and expenses................         52,000
   Registration fees............................         21,000
   Legal fees and expenses......................         15,000
   Reports to shareholders......................         14,000
   Amortization of deferred organizational......         10,802
   Audit fees and expenses......................         10,000
   Directors' fees and expenses.................          4,000
   Transfer agent's fees and expenses...........          2,800
   Miscellaneous................................            146
                                                   ------------
      Total expenses............................        170,021
   Less: expense reimbursement (Note 2).........       (123,179)
                                                   ------------
      Net expenses..............................         46,842
                                                   ------------
Net investment income...........................        304,355
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment transactions....         68,889
Net change in unrealized depreciation of
   investments..................................       (208,127)
                                                   ------------
Net loss on investments.........................       (139,238)
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................   $    165,117
                                                   ------------
                                                   ------------


PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                      Six Months
                                         Ended        Year Ended
Increase (Decrease)                     May 31,      November 30,
in Net Assets                            1999            1998
Operations
   Net investment income............  $   304,355    $    457,735
   Net realized gain on
      investments...................       68,889         291,504
   Net change in unrealized
      depreciation of investments...     (208,127)     (2,167,375)
                                      -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations....................      165,117      (1,418,136)
                                      -----------    ------------
Dividends and distributions (Note 1)
      Dividends from net investment
        income
      Class A.......................      --             (254,266)
      Class B.......................      --             (376,002)
      Class C.......................      --              (81,439)
                                      -----------    ------------
                                          --             (711,707)
                                      -----------    ------------
   Distributions in excess of net
      investment income
      Class A.......................      --              (43,045)
      Class B.......................      --              (63,654)
      Class C.......................      --              (13,787)
                                      -----------    ------------
                                          --             (120,486)
                                      -----------    ------------
   Distributions from net realized
      gains
      Class A.......................      (95,142)        (26,850)
      Class B.......................     (125,242)        (59,158)
      Class C.......................      (39,054)        (11,798)
                                      -----------    ------------
                                         (259,438)        (97,806)
                                      -----------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares sold....      475,817       3,402,960
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions.................      245,149         832,629
   Cost of shares reacquired........   (3,033,085)     (2,764,519)
                                      -----------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions..................   (2,312,119)      1,471,070
                                      -----------    ------------
Total decrease......................   (2,406,440)       (877,065)
Net Assets
Beginning of period.................    6,958,812       7,835,877
                                      -----------    ------------
End of period(a)....................  $ 4,552,372    $  6,958,812
                                      -----------    ------------
                                      -----------    ------------
---------------
(a) Includes undistributed net
    investment income of............  $   304,355    $    --
                                      -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on March 26, 1996.
The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market are valued by an independent pricing service. Convertible debt securities that are traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Debt and equity securities issued in private placements shall be valued at the bid prices provided by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Costs: The Fund incurred approximately $82,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI'); PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable cost and expenses incurred providing such services. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. For the six months ended May 31, 1999, such reimbursements amounted to $123,179 (4.48% of average net assets annualized; $.31 per share for Class A, B and C shares).
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 1999.
PIMS has advised the Fund that for the six months ended May 31, 1999, it received approximately $14,400 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively. PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended May 31, 1999 the Fund incurred fees of approximately $2,600 for the services of PMFS. As of May 31, 1999, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 1999 were $814,087 and $3,445,540, respectively.
The federal income tax basis of the Fund's investments at May 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $1,402,598 (gross unrealized appreciation--$613,296; gross unrealized depreciation--$2,015,894).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Portfolio has a 0.033% undivided interest in the joint account. The undivided interest for the Portfolio represents $224,000 in
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.
Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.
Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.
Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which each consist of 500 million authorized shares. At May 31, 1999, there were no Class Z shares issued. Of the 397,971 shares of common stock issued and outstanding at May 31, 1999, Prudential owned 8,000.
Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Six months ended May 31, 1999:
Shares sold..........................     17,839    $   209,224
Shares issued in reinvestment of
  dividends
  and distributions..................      8,511         89,792
Shares reacquired....................   (116,890)    (1,322,322)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (90,540)    (1,023,306)
Shares issued upon conversion from
  Class B............................        941         10,589
                                        --------    -----------
Net decrease in shares outstanding...    (89,599)   $(1,012,717)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1998:
Shares sold..........................    142,139    $ 2,290,931
Shares issued in reinvestment of
  dividends
  and distributions..................     22,081        277,784
Shares reacquired....................    (68,517)      (956,778)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................     95,703      1,611,937
Shares issued upon conversion from
  Class B............................      1,381         21,582
                                        --------    -----------
Net increase in shares outstanding...     97,084    $ 1,633,519
                                        --------    -----------
                                        --------    -----------
Class B
-------------------------------------
Six months ended May 31, 1999:
Shares sold..........................     18,325    $   215,987
Shares issued in reinvestment of
  dividends
  and distributions..................     11,280        118,781
Shares reacquired....................   (129,651)    (1,477,114)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (100,046)    (1,142,346)
Shares reacquired upon conversion
  into Class A.......................       (936)       (10,589)
                                        --------    -----------
Net decrease in shares outstanding...   (100,982)   $(1,152,935)
                                        --------    -----------
                                        --------    -----------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1998:
Shares sold..........................     45,545    $   706,611
Shares issued in reinvestment of
  dividends
  and distributions..................     35,420        464,104
Shares reacquired....................   (110,916)    (1,612,703)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (29,951)      (441,988)
Shares reacquired upon conversion
  into Class A.......................     (1,383)       (21,582)
                                        --------    -----------
Net decrease in shares outstanding...    (31,334)   $  (463,570)
                                        --------    -----------
                                        --------    -----------
Class C
-------------------------------------
Six months ended May 31, 1999:
Shares sold..........................      4,328    $    50,606
Shares issued in reinvestment of
  dividends
  and distributions..................      3,473         36,576
Shares reacquired....................    (20,398)      (233,649)
                                        --------    -----------
Net decrease in shares outstanding...    (12,597)   $  (146,467)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1998:
Shares sold..........................     26,451    $   405,418
Shares issued in reinvestment of
  dividends
  and distributions..................      7,033         90,741
Shares reacquired....................    (14,583)      (195,038)
                                        --------    -----------
Net increase in shares outstanding...     18,901    $   301,121
                                        --------    -----------
                                        --------    -----------


Note 7. Proposed Merger
On May 26, 1999, the Directors approved an Agreement and Plan of Reorganization and Liquidation of the Fund (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Fund to Prudential High Yield Total Return Fund, Inc. Class A, B and C shares of the Fund will be exchanged at net asset value for Class A, B and C shares of the equivalent value of Prudential High Yield Total Return Fund, Inc.
--------------------------------------------------------------------------------
                                       11

                                         PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)         SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                    -------------------------------------------------------------
                                                                                                                      March 26,
                                                                    Six Months                                         1996(d)
                                                                      Ended           Year Ended November 30,          Through
                                                                     May 31,         -------------------------       November 30,
                                                                     1999(e)         1998(e)         1997(e)             1996
                                                                    ----------       --------       ----------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................     $  11.57         $15.19         $  11.85          $  12.50
                                                                   ----------       --------       ----------           ------
Income from investment operations
Net investment income(a).......................................          .67            .87              .49               .25
Net realized and unrealized gain (loss) on investment
   transactions................................................         (.17)         (2.69)            3.23              (.90)
                                                                   ----------       --------       ----------           ------
   Total from investment operations............................          .50          (1.82)            3.72              (.65)
                                                                   ----------       --------       ----------           ------
Less distributions
Dividends from net investment income...........................           --          (1.39)            (.38)               --
Distributions in excess of net investment income...............           --           (.24)              --                --
Distributions from net realized gains..........................         (.61)          (.17)              --                --
                                                                   ----------       --------       ----------           ------
   Total distributions.........................................         (.61)         (1.80)            (.38)               --
                                                                   ----------       --------       ----------           ------
Net asset value, end of period.................................     $  11.46         $11.57         $  15.19          $  11.85
                                                                   ----------       --------       ----------           ------
                                                                   ----------       --------       ----------           ------
TOTAL RETURN(b):...............................................         5.14%        (13.19)%          32.35%            (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................     $  1,577         $2,629         $  1,976          $  3,404
Average net assets (000).......................................     $  2,103         $2,783         $  2,167          $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees.......................         1.25%(c)       1.25%            2.04%             2.76%(c)
   Expenses, excluding distribution fees.......................         1.00%(c)       1.00%            1.79%             2.51%(c)
   Net investment income.......................................        11.53%(c)       5.80%            3.73%             2.37%(c)
For Class A, B and C shares:
   Portfolio turnover rate.....................................           15%           188%             175%               61%

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                  PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)                  SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                   -------------------------------------------------------------
                                                                                                                     March 26,
                                                                   Six Months                                         1996(d)
                                                                     Ended           Year Ended November 30,          Through
                                                                    May 31,         -------------------------       November 30,
                                                                    1999(e)          1998(e)         1997(e)            1996
                                                                   ----------       ----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................      $11.58           $15.16          $11.79          $  12.50
                                                                     -----            -----         --------           ------
Income from investment operations
Net investment income(a).......................................         .60              .76             .39               .16
Net realized and unrealized gain (loss) on investment
   transactions................................................        (.14)           (2.69)           3.24              (.87)
                                                                      -----            -----         --------           ------
   Total from investment operations............................         .46            (1.93)           3.63              (.71)
                                                                      -----            -----         --------           ------
Less distributions
Dividends from net investment income...........................          --            (1.27)           (.26)               --
Distributions in excess of net investment income...............          --             (.21)             --                --
Distributions from net realized gains..........................        (.61)            (.17)             --                --
                                                                      -----            -----         --------           ------
   Total distributions.........................................        (.61)           (1.65)           (.26)               --
                                                                      -----            -----         --------           ------
Net asset value, end of period.................................      $11.43           $11.58          $15.16          $  11.79
                                                                      -----            -----         --------           ------
                                                                      -----            -----         --------           ------
TOTAL RETURN(b):...............................................        4.78%          (13.90)%         31.44%            (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................      $2,277           $3,477          $5,029          $  5,387
Average net assets (000).......................................      $2,657           $4,862          $4,860          $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees.......................        2.00%(c)         2.00%           2.79%             3.51%(c)
   Expenses, excluding distribution fees.......................        1.00%(c)         1.00%           1.79%             2.51%(c)
   Net investment income.......................................       10.78%(c)         5.05%           2.98%             1.59%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                 PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                            Class C
                                                              -------------------------------------------------------------------
                                                                                                                      March 26,
                                                              Six Months                                               1996(d)
                                                                 Ended             Year Ended November 30,             Through
                                                                May 31,         ------------------------------       November 30,
                                                                1999(e)           1998(e)           1997(e)              1996
                                                              -----------       -----------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $ 11.57           $ 15.16            $11.79             $12.50
                                                                  -----             -----             -----              -----
Income from investment operations
Net investment income(a).................................           .61               .75               .39                .16
Net realized and unrealized gain (loss) on investment
   transactions..........................................          (.14)            (2.69)             3.24               (.87)
                                                                  -----             -----             -----              -----
   Total from investment operations......................           .47             (1.94)             3.63               (.71)
                                                                  -----             -----             -----              -----
Less distributions
Dividends from net investment income.....................            --             (1.27)             (.26)                --
Distributions in excess of net investment income.........            --              (.21)               --                 --
Distributions from net realized gains....................          (.61)             (.17)               --                 --
                                                                  -----             -----             -----              -----
   Total distributions...................................          (.61)            (1.65)             (.26)                --
                                                                  -----             -----             -----              -----
Net asset value, end of period...........................       $ 11.43           $ 11.57            $15.16             $11.79
                                                                  -----             -----             -----              -----
                                                                  -----             -----             -----              -----
TOTAL RETURN(b):.........................................          4.78%           (13.90)%           31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................       $   698           $   853            $  831             $1,485
Average net assets (000).................................       $   756           $ 1,011            $1,100             $1,678
Ratios to average net assets(a):
   Expenses, including distribution fees.................          2.00%(c)          2.00%             2.79%              3.51%(c)
   Expenses, excluding distribution fees.................          1.00%(c)          1.00%             1.79%              2.51%(c)
   Net investment income.................................         10.78%(c)          5.05%             2.98%              1.71%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most From Your Prudential Mutual Fund
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With The Joneses
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
John R. Strangfeld
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark St.
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of May 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


 BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

743966103  MF171E2
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